                                                                          497(e)


                 ----------------------------------------------


                                   PROSPECTUS
                                  MAY 1, 2001
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    "DOGS" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     31

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET
  PORTFOLIO.................................................     32

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     32

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     32

  Investment Strategies.....................................     32

GLOSSARY....................................................     38

  Investment Terminology....................................     38

  Risk Terminology..........................................     41

MANAGEMENT..................................................     44

  Information about the Investment Adviser and Manager......     44

  Information about the Subadvisers.........................     45

  Portfolio Management......................................     46

  Custodian, Transfer and Dividend Paying Agent.............     59

FINANCIAL HIGHLIGHTS........................................     60

FOR MORE INFORMATION........................................     65

                                        Q&A

       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

       INCOME is interest payments from bonds or dividends from stocks.

       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS

      --------------------------------------------------------------------


      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the Trust) and to provide you with information about twenty-three of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 32, and the glossary that follows on page 38.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests primarily in investment
    Portfolio               only moderate price risk    grade fixed income securities
  ----------------------------------------------------------------------------------------------

    Global Bond Portfolio   high total return,          invests in high quality fixed
                            emphasizing current         income securities of U.S. and
                            income and, to a lesser     foreign issuers and transactions in
                            extent, capital             foreign currencies
                            appreciation
  ----------------------------------------------------------------------------------------------

    High-Yield Bond         high current income and,    invests primarily in intermediate
    Portfolio               secondarily, capital        and long-term corporate
                            appreciation                obligations, emphasizing
                                                        high-yield, high-risk fixed income
                                                        securities (junk bonds) with a
                                                        primary focus on "B" rated
                                                        high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests primarily in high-yield,
    Portfolio               secondarily, capital        high-risk fixed income securities
                            appreciation                (junk bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.


       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.


       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------

    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------

    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------

    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests primarily in equity and
    Portfolio               moderate capital            debt securities of utility
                            appreciation                companies
  ----------------------------------------------------------------------------------------------



                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 32 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ----------------------------------------------------------------------------------------------

    Putnam Growth           long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ----------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests primarily in securities of
                            combination of growth       companies principally engaged in or
                            and income                  related to the real estate industry
                                                        or that own significant real estate
                                                        assets or that primarily invest in
                                                        real estate financial instruments
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of medium-sized
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        potential

  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $10 billion
  ----------------------------------------------------------------------------------------------


                            INTERNATIONAL PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        equity securities of foreign
                                                        issuers that, in the aggregate,
                                                        replicate broad country and sector
                                                        indices
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests primarily in common stocks
    Portfolio               appreciation                and other equity securities of
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        prospects primarily in emerging
                                                        markets outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 33 describe various additional risks.


    Risks of Investing in Equity Securities


    The GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, and EMERGING MARKETS, PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds


    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, REAL ESTATE and MFS MID-CAP GROWTH PORTFOLIOS also invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.


    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.


    Risks of a "Passively Managed" Strategy


    The "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because such Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.


    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and (vii) potential effect of deregulation.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts (REITs).

    Risks of Investing in "Non-Diversified" Portfolios


    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.


    Risks of Investing in Technology Companies


    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.


    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             3.80
1995                                                                             5.48
1996                                                                             4.91
1997                                                                             5.22
1998                                                                             5.05
1999                                                                             4.87
2000                                                                             6.05


During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.64% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 1.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio                                      6.05%      5.22%         4.76%
-------------------------------------------------------------------------------------------------

(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -3.19
1995                                                                             17.78
1996                                                                              4.49
1997                                                                             10.90
1998                                                                              6.05
1999                                                                             -1.85
2000                                                                              5.03


During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 3.94%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE   PAST FIVE      SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio                                       5.03%      4.84%         5.35%
-------------------------------------------------------------------------------------------------
 Lipper Corporate BBB Rated Index(2)                            7.99%      5.26%         5.81%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(3)                        9.39%      5.81%         6.55%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(4)                       11.63%      6.46%         6.60%
-------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

(3) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(4) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -4.65
1995                                                                             17.64
1996                                                                              9.36
1997                                                                             10.03
1998                                                                             10.87
1999                                                                             -1.05
2000                                                                              9.27

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 2.80%.
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                         9.27%         7.60%        7.29%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)         10.96%         8.44%        8.49%
--------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -5.52
1995                                                                             14.24
1996                                                                             14.57
1997                                                                             14.42
1998                                                                             -2.95
1999                                                                              6.50
2000                                                                             -9.30


During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 3.77%.
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio                                    -9.30%        4.21%         5.25%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -3.86%        4.87%         5.73%
--------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                            -20.97
1996                                                                             25.32
1997                                                                             15.54
1998                                                                            -17.07
1999                                                                             19.31
2000                                                                             -2.96

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 0.44%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio                            -2.96%           6.81%            8.40%
------------------------------------------------------------------------------------------------------
 First Boston High Yield Bond Index(2)                      -5.21%           4.51%            6.34%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(3)                                   14.63%          14.08%           14.62%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            4.36%           9.56%           10.78%
------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.


(4) The Blended Index combines 50% of the First Boston High Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             24.48
1998                                                                             24.61
1999                                                                              21.4
2000                                                                             -9.43

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -9.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.29%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE          SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                 -9.43%           14.81%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%           17.77%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                       11.63%            7.67%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                              -0.46%           13.25%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Bond Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1995                                                                             27.64
1996                                                                              9.94
1997                                                                             16.90
1998                                                                             19.53
1999                                                                              2.88
2000                                                                             17.01



During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -4.95% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -2.34%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio(2)                              17.01%          13.08%           14.87%
------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                              -9.11%          18.33%           20.23%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(4)                    11.63%           6.46%            8.21%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                           -0.46%          13.07%           14.67%
------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(5) The Blended Index consists of 35% Lehman Brothers Aggregate Bond Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -0.26
1995                                                                             26.29
1996                                                                             18.95
1997                                                                             21.81
1998                                                                              3.32
1999                                                                              9.44
2000                                                                             -0.31

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -6.47%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                 -0.31%          10.31%           10.93%
------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                              -9.11%          18.33%           17.11%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                    11.63%           6.46%            6.60%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                           -1.00%          13.78%           13.04%
------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 40% Lehman Brothers Aggregate Bond Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                          25.73
1998                                                          14.04
1999                                                           1.78
2000                                                          -9.00

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -8.49% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.67%.
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE      PAST ONE        SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)        YEAR          INCEPTION(1)
----------------------------------------------------------------------------------
 Telecom Utility Portfolio(2)                             -9.00%           8.48%
----------------------------------------------------------------------------------
 S&P 500(R)(3)                                            -9.11%          17.77%
----------------------------------------------------------------------------------
 Blended Index(4)                                        -17.68%          16.70%
----------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to July 5, 2000, the Telecom Utility Portfolio was named the Utility Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.61
1995                                                                              34.1
1996                                                                             24.06
1997                                                                             33.91
1998                                                                             30.74
1999                                                                             30.04
2000                                                                             -8.34

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -14.39% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -14.25%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2000)             YEAR       YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio                                     -8.34%      20.96%       17.84%
----------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                               -9.11%      18.33%       16.21%
----------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                  31.43
1998                                                                  17.96
1999                                                                   6.19
2000                                                                   2.39

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.34%.
--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE       SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Federated Value Portfolio                                      2.39%       14.04%
------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%       17.77%
------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                  37.45
1996                                                                  24.76
1997                                                                  34.32
1998                                                                  13.73
1999                                                                  16.11
2000                                                                   9.47

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.52%.
--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2000)                         YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio(2)                                        9.47%       19.36%         21.32%
------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                          -9.11%       18.33%         20.23%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1999                                                                   -7.08
2000                                                                    2.94

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -9.92% (quarter ended 09/30/99). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -2.26%.
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio                                2.94%       -1.82%
------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%        8.18%
------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is April 1, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.16
1995                                                                             43.79
1996                                                                             29.11
1997                                                                             31.43
1998                                                                             52.23
1999                                                                             33.07
2000                                                                            -19.47

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.37% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.67%.
--------------------------------------------------------------------------------



            AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                        PAST ONE   PAST FIVE       SINCE
            CALENDAR YEAR ENDED DECEMBER 31, 2000)                           YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                                  -19.47%     22.59%         20.45%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -22.42%     18.15%         16.31%
---------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -8.01
1995                                                                             32.10
1996                                                                             15.99
1997                                                                             23.22
1998                                                                             29.28
1999                                                                              5.93
2000                                                                             -0.32


During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -8.93% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -12.36%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE
CALENDAR YEAR ENDED DECEMBER 31,                                           PAST ONE   PAST FIVE        SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                                          -0.32%     14.30%         12.98%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                               -9.11%     18.33%         16.21%
----------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -1.57
1995                                                                             24.75
1996                                                                             20.37
1997                                                                             32.48
1998                                                                             34.76
1999                                                                             29.71
2000                                                                            -18.06

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -14.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -19.65%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE
CALENDAR YEAR ENDED DECEMBER 31,                                           PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio(2)                                                 -18.06%     17.96%        14.34%
---------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                               -9.11%     18.33%        16.21%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(4)                                               -22.42%     18.15%        16.31%
---------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to April 7, 1997, the Putnam Growth Portfolio was known as the Provident Growth Portfolio, managed by Provident Investment Counsel.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                            -14.11
1999                                                                             -7.42
2000                                                                              23.8

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.52%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL
RETURNS (AS OF THE                                                               PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                                             YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio                                                            23.80%          3.90%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     26.81%          5.08%
----------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

2000                                                                             9.61

During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended 3/31/00) and the lowest return for a quarter was -10.94% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -23.89%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL
RETURNS (AS OF THE                                                               PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                                             YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio                                                      9.61%        40.18%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                            -3.02%        13.22%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest publicly traded companies within the Russell 3000 (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             12.35
1998                                                                             17.43
1999                                                                             84.66
2000                                                                            -15.25

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -23.41% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -22.60%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE                                                         PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                                             YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                      -15.25%       18.48%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             -3.02%        7.89%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest publicly traded companies within the Russell 3000 (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                             10.83
1999                                                                             24.18
2000                                                                              1.16

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -13.85%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE                                                         PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                                             YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                          1.16%       11.56%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               -13.95%        7.01%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -0.30
1995                                                                             19.16
1996                                                                             14.18
1997                                                                             15.06
1998                                                                             22.86
1999                                                                             30.94
2000                                                                            -17.26


During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.71%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE
CALENDAR YEAR ENDED DECEMBER 31,                                           PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio                                                  -17.26%     11.83%        11.97%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -12.93%     12.53%        11.87%
---------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                             10.34
1996                                                                              9.31
1997                                                                              6.37
1998                                                                             18.53
1999                                                                             24.59
2000                                                                            -18.32

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 03/31/98) and the lowest return for a quarter was -12.33% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -13.89%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE
CALENDAR YEAR ENDED DECEMBER                                           PAST ONE    PAST FIVE       SINCE
31, 2000)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio                           -18.32%      7.00%          6.72%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                     -13.95%      7.42%          7.12%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                            -24.27
1999                                                                             77.45
2000                                                                            -36.38

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -5.99%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL
TOTAL RETURNS (AS OF THE                                                        PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                                            YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                       -36.38%           -9.00%
------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                              -30.60%          -10.12%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------


        ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO


The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.


--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


------------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                       CASH                CORPORATE BOND       GLOBAL BOND             HIGH-YIELD          WORLDWIDE HIGH
                       MANAGEMENT                                                       BOND                INCOME
-------------------------------------------------------------------------------------------------------------------------------
 What are the          - Fixed income      - Fixed income       - Fixed income          - Fixed income      - Foreign
 Portfolio's             securities:         securities:          securities:             securities:         securities:
 principal             - U.S. treasury     - corporate bonds    - U.S. and              - junk bonds        - emerging market
 investments?            bills             - investment grade     non-U.S.              - convertible         government
                       - agency discount     fixed income         government              bonds               securities
                         notes               securities           securities            - preferred stocks  - emerging market
                       - commercial paper  - junk bonds         - investment grade      - zero coupon and     corporate debt
                       - corporate debt      (up to 35%)          corporate bonds         deferred interest   instruments
                         instruments       - U.S. government    - mortgage and            bonds             - Eurobonds
                       - Short-term          securities           asset-backed                              - Brady bonds
                         investments                              securities                                - Junk bonds
                                                                - Short-term
                                                                  investments
                                                                - Currency
                                                                  transactions
                                                                - Foreign
                                                                  securities
-------------------------------------------------------------------------------------------------------------------------------
 In what other types   N/A                 - Fixed income       - Options and           - Equity            - Currency
 of investments may                          securities:          futures                 securities:         transactions
 the Portfolio                             - preferred stocks   - Forward               - convertible       - Illiquid
 significantly                             - zero coupon,         commitments             securities          securities (up to
 invest?                                     deferred interest  - Mortgage and          - warrants            15%)
                                             and PIK bonds        interest-rate         - Fixed income      - Borrowing for
                                             (up to 35%)          swaps                   securities:         temporary or
                                           - Foreign            - Hybrid                - U.S. government     emergency
                                             securities           instruments             securities          purposes
                                           - When-issued and    - Deferred              - investment grade    (up to 33 1/3%)
                                             delayed delivery     interest bonds          bonds
                                             transactions       - Inverse floaters      - Foreign
                                           - Illiquid           - Illiquid                securities
                                             securities (up to    securities (up to     - PIK bonds
                                             15%)                 15%)                  - Short-term
                                           - Pass-through       - Pass-through            investments
                                             securities           securities            - Short sale risks
                                           - Convertible        - Borrowing for
                                             securities           temporary or
                                                                  emergency
                                                                  purposes
                                                                  (up to 33 1/3%)
-------------------------------------------------------------------------------------------------------------------------------
 What other types of   N/A                 - Short-term         - Mortgage dollar       - Borrowing for     - Hybrid
 investments may the                         investments          rolls                   temporary or        instruments
 Portfolio use as                          - Defensive          - Zero coupon,            emergency         - Options and
 part of efficient                           investments          deferred                purposes            Futures
 portfolio management                      - Options and          interest and PIK        (up to 33 1/3%)   - Forward
 or to enhance                               futures              bonds                 - Illiquid            commitments
 return?                                     (up to 10%)        - Firm commitments        securities
                                           - Borrowing for        and when-issued or      (up to 15%)
                                             temporary or         delayed -- delivery   - Loan
                                             emergency purposes   transactions            participations
                                             (up to 33 1/3%)    - Forward               - Short sales
                                           - Securities           commitments           - Rights
                                             lending            - Loan
                                             (up to 33 1/3%)      participations
                                                                - Securities
                                                                  lending (up to
                                                                  33 1/3%)
                                                                - Interest rate
                                                                  swaps, caps,
                                                                  floors and
                                                                  collars
-------------------------------------------------------------------------------------------------------------------------------
 What risks normally   - Interest rate     - Credit quality    - Interest rate          - Credit quality    - Foreign exposure
 affect the              fluctuations      - Interest rate       fluctuations           - Interest rate     - Credit quality
 Portfolio?            - Securities          fluctuations      - Credit quality           fluctuations      - Illiquidity
                         selection         - Market            - Currency               - Securities        - Securities
                                             volatility          volatility               selection           selection
                                           - Small and medium  - Derivatives            - Market            - Market
                                             sized companies   - Market                   volatility          volatility
                                           - Securities          volatility                                 - Currency
                                             selection         - Non-diversified                              volatility
                                                                 status                                     - Non-diversified
                                                               - Foreign exposure                             status
                                                               - Hedging
                                                               - Securities
                                                                 selection
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------
                           SUNAMERICA          MFS TOTAL RETURN    ASSET ALLOCATION    TELECOM UTILITY
                           BALANCED
---------------------------------------------------------------------------------------------------------
 What are the Portfolio's  - Equity            - Equity              - Equity            - Equity
 principal investments?      securities:         securities (at        securities:         securities:
                           - common stocks       least 40%, but      - common stocks     - mid-cap stocks
                           - Fixed income        not more than 75%): - convertible       - large-cap stocks
                             securities:       - common stocks         securities        - small-cap stocks
                           - U.S. government   - convertible         - warrants          - REITs
                             securities          securities          - rights
                           - corporate debt    - rights              - Fixed income
                             instruments       - Fixed income          securities:
                                                 securities (at      - U.S. government
                                                 least 25%):           securities
                                               - U.S. government     - investment grade
                                                 securities            corporate bonds
                                               - pass-through        - preferred stocks
                                                 securities          - junk bonds (up
                                               - corporate debt        to 25% of fixed
                                                 instruments           income
                                               - preferred stocks      investments)
                                               - Loan                - senior
                                                 participations        securities
                                               - Equity swaps        - pass-through
                                               - Emerging markets      securities
                                                                     - REITs
                                                                     - Registered
                                                                       investment
                                                                       companies
                                                                     - Foreign
                                                                       securities
                                                                     - Hybrid
                                                                       instruments
                                                                     - Illiquid
                                                                       securities
                                                                       (up to 15%)
---------------------------------------------------------------------------------------------------------
 In what other types of    - Equity            - Foreign             - Equity            - Equity
 investments may the         securities:         securities:           securities:         securities:
 Portfolio significantly   - small-cap stocks    (up to 20%):        - small-cap stocks  - convertible
 invest?                     (up to 20%)       - Brady bonds         - convertible         securities
                           - Short-term        - depositary            securities        - Fixed income
                             investments         receipts            - Foreign             securities:
                             (up to 10%)       - fixed income          securities:       - corporate bonds
                           - Defensive           securities (U.S.    - ADRs, GDRs and    - investment grade
                             investments         dollar                EDRs                fixed income
                           - Foreign             denominated)        - emerging markets    securities
                             securities        - Junk bonds          - Equity swaps      - preferred stocks
                           - Illiquid            (up to 20%)         - Hybrid
                             securities        - Securities            securities
                             (up to 15%)         lending             - Currency
                                                 (up to 33 1/3%)       transactions
                                                                     - Futures
                                                                     - Forward
                                                                       commitments
                                                                     - Mortgage dollar
                                                                       rolls
                                                                     - Deferred
                                                                       interest bonds
---------------------------------------------------------------------------------------------------------
 What other types of       - Options and       - Municipal bonds     - Options and       - Short-term
 investments may the         futures           - Warrants              futures             investments
 Portfolio use as part of  - Currency          - Zero-coupon,        - Short-term        - Defensive
 efficient portfolio         transactions        deferred interest     investments         investments
 management or to enhance  - Borrowing for       and PIK bonds       - Firm commitment   - Options and
 return?                     temporary or        when-issued and       agreements          futures
                             emergency           delayed-            - When-issued and   - Borrowing for
                             purposes (up to     delivery              delayed-delivery    temporary or
                             33 1/3%)            transactions          transactions        emergency
                           - Securities        - Hybrid              - Zero coupon         purposes (up to
                             lending             instruments           bonds               33 1/3%)
                             (up to 33 1/3%)   - Inverse floaters    - Interest rate     - Securities
                                               - Options and           swaps, caps,        lending
                                                 futures               floors and collars  (up to 33 1/3%)
                                               - Currency            - Securities
                                                 transactions          lending
                                               - Forward               (up to 33 1/3%)
                                                 commitments         - Loan
                                               - Registered            participations
                                                 investment          - Defensive
                                                 companies             investments
                                               - Short-term          - Borrowing for
                                                 investments           temporary or
                                                                       emergency
                                                                       purposes (up to
                                                                       33 1/3%)
---------------------------------------------------------------------------------------------------------
 What risks normally       - Market            - Securities          - Market            - Market
 affect the Portfolio?       volatility          selection             volatility          volatility
                           - Interest rate     - Market              - Securities        - Utility industry
                             fluctuations        volatility            selection
                           - Credit quality    - Foreign exposure    - Interest rate
                           - Currency          - Interest rate         fluctuations
                             volatility          fluctuations        - Credit quality
                           - Foreign exposure  - Credit quality      - Currency
                           - Derivatives       - Active trading        volatility
                           - Hedging           - Prepayment          - Foreign exposure
                                                                     - Derivatives
                                                                     - Hedging
                                                                     - Growth stocks
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                      EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                       GROWTH-INCOME       FEDERATED VALUE     DAVIS VENTURE       "DOGS" OF WALL      ALLIANCE GROWTH
                                                               VALUE               STREET
-----------------------------------------------------------------------------------------------------------------------------
 What are the          - Equity            - Equity            - Equity            - Equity             - Equity
 Portfolio's             securities:         securities:         securities:         securities:          securities:
 principal             - large-cap stocks  - large-cap stocks  - large-cap stocks  - large-cap stocks   - large-cap stocks
 investments?          - mid-cap stocks
-----------------------------------------------------------------------------------------------------------------------------
 In what other types   - Foreign           - Equity            - Mid-cap stocks    N/A                 - Foreign
 of investments may      securities          securities:       - Foreign                                 securities (up to
 the Portfolio           (up to 25%)       - mid-cap stocks      securities                              25%)
 significantly                             - Foreign
 invest?                                     securities:
                                           - ADRs
-----------------------------------------------------------------------------------------------------------------------------
 What other types of   - Short-term        - Short-term        - Short-term        - Short-term        - Short-term
 investments may the     investments         investments         investments         investments         investments
 Portfolio use as      - Defensive         - Defensive         - Defensive         - Defensive         - Defensive
 part of efficient       investments         investments         investments         investments         investments
 portfolio management  - Borrowing for     - Options and       - U.S. government   - Borrowing for     - Borrowing for
 or to enhance           temporary or        futures             securities          temporary or        temporary or
 return?                 emergency         - Borrowing for                           emergency           emergency
                         purposes            temporary or                            purposes            purposes
                         (up to 33 1/3%)     emergency                               (up to 33 1/3%)     (up to 33 1/3%)
                       - Options and         purposes                              - Options and       - Options and
                         futures             (up to 33 1/3%)                         futures             futures
                                           - Securities
                                             lending
                                             (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------
 What risks normally   - Market            - Market            - Market            - Market volatility  - Market volatility
 affect the              volatility          volatility          volatility        - Securities         - Securities
 Portfolio?            - Securities        - Securities        - Securities          selection            selection
                         selection           selection           selection         - Non-diversified    - Active trading
                       - Active trading                                              status             - Growth stocks
                       - Growth stocks                                             - Illiquidity
                                                                                   - Passively managed
                                                                                     strategy
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                       MFS GROWTH AND        PUTNAM GROWTH      REAL ESTATE            MFS MID-CAP            AGGRESSIVE GROWTH
                       INCOME                                                          GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 What are the          - Equity securities   - Equity           - Equity               - Equity securities    - Equity
 Portfolio's             (at least 65%):       securities         securities:            (at least 65%):        securities:
 principal               - common stocks                          - mid-cap stocks       - common stocks        - small-cap stocks
 investments?            - convertible                            - small-cap stocks     - mid-cap stocks       - mid-cap stocks
                           securities                           - Fixed income           - convertible          - convertible
                       - Fixed income                             securities:              securities             securities
                         securities:                              - preferred stocks   - Fixed income           - warrants
                         - preferred stocks                       - REITs                securities:          - Defensive
                       - Foreign                                                         - preferred stocks     investments
                         securities:                                                   - Foreign              - Options and
                         - depositary                                                    securities:            futures
                           receipts                                                      - depositary
                                                                                           receipts
------------------------------------------------------------------------------------------------------------------------------------
 In what other types   - Foreign             N/A                - Convertible          - Foreign              N/A
 of investments may      securities (up to                        stocks                 securities
 the Portfolio           20%)                                   - Foreign                (up to 20%)
 significantly         - Securities                               securities           - Junk bonds
 invest?                 lending (up to                         - Junk bonds             (up to 10%)
                         33 1/3%)                                 (up to 5%)           - Securities
                                                                - Corporate bonds        lending
                                                                                         (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------------------------
 What other types of   - Pass-through        - Short-term       - Short-term           - Warrants             - Borrowing for
 investments may the     securities            investments        investments          - Rights                 temporary or
 Portfolio use as      - Warrants            - Currency         - Defensive            - Corporate debt         emergency
 part of efficient     - Zero-coupon,          transactions       investments            instruments            purposes
 portfolio management    deferred interest   - Defensive        - U.S. government      - U.S. Government        (up to 33 1/3%)
 or to enhance           and PIK bonds         investments        securities             securities           - Illiquid
 return?               - Short sales         - Borrowing for                           - Zero-coupon,           securities
                       - when issued and       temporary or                              deferred interest      (up to 15%)
                         delayed-delivery      emergency                                 and PIK bonds        - Short-term
                         transactions          purposes                                - Short sales            investments
                       - Futures             - Options and                             - When issued and
                       - Currency              futures                                   delayed-delivery
                         transactions        - Warrants                                  transactions
                       - Forward             - Hybrid                                  - Options and
                         commitments           instruments                               futures
                       - Registered                                                    - Currency
                         investment                                                      transactions
                         companies                                                     - Forward
                       - Short-term                                                      commitments
                         investments                                                   - Registered
                       - Rights                                                          investment
                       - Emerging markets                                                companies
                                                                                       - Short-term
                                                                                         investments
------------------------------------------------------------------------------------------------------------------------------------
 What risks normally   - Market volatility   - Market           - Market               - Market volatility    - Market volatility
 affect the            - Securities            volatility         volatility           - Securities           - Securities
 Portfolio?              selection           - Securities       - Securities             selection              selection
                       - Medium sized          selection          selection            - Medium sized         - Illiquidity
                         companies           - Growth stocks    - Real estate            companies            - Interest rate
                       - Growth stocks                            industry             - Foreign exposure       fluctuations
                                                                - Small and medium     - Emerging markets     - Small and medium
                                                                  sized companies      - Growth stocks          sized companies
                                                                                       - Non-diversified      - Credit quality
                                                                                         status               - Derivatives
                                                                                       - Active trading       - Hedging
                                                                                                              - Emerging markets
                                                                                                              - Growth stocks
                                                                                                              - Active trading
                                                                                                              - Technology sector
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                        INTERNATIONAL PORTFOLIOS
---------------------------------------------------------------------------------------------------------
                           INTERNATIONAL       GLOBAL EQUITIES     INTERNATIONAL       EMERGING MARKETS
                           GROWTH AND INCOME                       DIVERSIFIED
                                                                   EQUITIES
---------------------------------------------------------------------------------------------------------
 What are the Portfolio's  - Equity            - Equity            - Equity            - Equity
 principal investments?      securities:         securities:         securities          securities:
                             - large-cap stocks  - large-cap       - Foreign             - small-cap stocks
                               (foreign)           stocks            securities
                                                 - mid-cap stocks                      - mid-cap stocks
                           - Foreign           - Foreign                               - Foreign
                             securities          securities                              securities
---------------------------------------------------------------------------------------------------------
 In what other types of    - Equity            N/A                 - Equity            - Hybrid
 investments may the         securities:                             securities:         instruments
 Portfolio significantly   - mid-cap stocks                        - convertible       - Equity swaps
 invest?                     (foreign)                               securities
                           - Foreign                               - warrants
                             securities:                           - rights
                           - emerging markets                      - Fixed income
                                                                     securities:
                                                                   - U.S. government
                                                                     securities
                                                                     - preferred stocks
---------------------------------------------------------------------------------------------------------
 What other types of       - Equity            - Short-term        - Short-term        N/A
 investments may the         securities:         investments         investments
 Portfolio use as part of    - small-cap       - Currency          - Defensive
 efficient portfolio           stocks (foreign)  transactions        investments
 management or to enhance    - large-cap       - Defensive         - Currency
 return?                       stocks (U.S.)     investments         transactions
                             - Currency        - Borrowing for     - Illiquid
                               transactions      temporary or        securities
                             - Short-term        emergency purposes  (up to 15%)
                               investments       (up to 33 1/3%)   - Options and
                             - Hybrid          - Options and         futures
                               Instruments       futures           - Forward
                             - Equity swaps                          commitments
                                                                   - Registered
                                                                     investment
                                                                     companies
                                                                   - Firm commitment
                                                                     agreements
                                                                   - Securities
                                                                     lending
                                                                     (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------
 What risks normally       - Currency          - Market            - Market            - Currency
 affect the Portfolio?       volatility          volatility          volatility          volatility
                           - Foreign exposure  - Securities        - Foreign exposure  - Foreign exposure
                           - Market              selection         - Non-diversified   - Emerging markets
                             volatility        - Active trading      status            - Growth stocks
                           - Securities        - Currency          - Emerging markets  - Market
                             selection           volatility        - Growth stocks       volatility
                           - Hedging           - Foreign exposure  - Currency          - Securities
                           - Growth stocks     - Growth stocks       volatility          selection
                                                                   - Sector risk
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.


DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.


     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.


     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc.(Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (PIK) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.


HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and iShares(SM) (formerly World Equity Benchmark Shares or WEBS)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES: A short sale involves the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "DOGS" OF WALL STREET PORTFOLIO, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.


SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.


UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2001, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:


                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.49%
Corporate Bond Portfolio.....................           0.62%
Global Bond Portfolio........................           0.69%
High-Yield Bond Portfolio....................           0.63%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.59%
MFS Total Return Portfolio...................           0.66%
Asset Allocation Portfolio...................           0.59%
Telecom Utility Portfolio....................           0.75%
Growth-Income Portfolio......................           0.53%
Federated Value Portfolio....................           0.70%
Davis Venture Value Portfolio................           0.71%
"Dogs" of Wall Street Portfolio..............           0.60%
Alliance Growth Portfolio....................           0.60%
MFS Growth and Income Portfolio..............           0.70%
Putnam Growth Portfolio......................           0.75%
Real Estate Portfolio........................           0.80%
MFS Mid-Cap Growth Portfolio.................           0.75%
Aggressive Growth Portfolio..................           0.66%
International Growth and Income Portfolio....           0.95%

                  PORTFOLIO                              FEE
                  ---------                              ---
Global Equities Portfolio....................           0.70%
International Diversified Equities
  Portfolio..................................           1.00%
Emerging Markets Portfolio...................           1.25%


INFORMATION ABOUT THE SUBADVISERS


ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance Capital) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 43 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.


BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals.


DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.


FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts.


GOLDMAN SACHS ASSET MANAGEMENT (GSAM), a unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), is located at 32 Old Slip, New York, NY 10005. Goldman Sachs registered as an investment adviser in 1981. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.


MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.



MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC., d/b/a MORGAN STANLEY ASSET MANAGEMENT (MSAM), offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals in the U.S. and abroad. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, L.L.C. (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.


-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                      - Taxable Money Market       N/A
                                                            Management Team
-------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                  - Joseph M. Balestrino       Mr. Balestrino joined
                                                            Co-Portfolio Manager and   Federated in 1986 as a
                                                            Senior Vice President      Project Manager in the
                                                                                       Product Design
                                                                                       Department and became
                                                                                       an Assistant Vice
                                                                                       President and
                                                                                       Investment Analyst in
                                                                                       1991. He became a Vice
                                                                                       President and
                                                                                       portfolio manager in
                                                                                       1995 and a Senior Vice
                                                                                       President in 1998.

                                                          - Mark E. Durbiano           Mr. Durbiano joined
                                                            Co-Portfolio Manager and   Federated in 1982 as
                                                            Senior Vice President      an Investment Analyst
                                                                                       and became a Vice
                                                                                       President and
                                                                                       portfolio manager in
                                                                                       1988. He has been a
                                                                                       Senior Vice President
                                                                                       since 1996.

                                                          - Christopher J. Smith       Mr. Smith joined
                                                            Co-Portfolio Manager and   Federated in 1995 as a
                                                            Vice President             Portfolio Manager and
                                                                                       Vice President. Prior
                                                                                       to joining Federated,
                                                                                       he was an Assistant
                                                                                       Vice President at
                                                                                       Provident Life &
                                                                                       Accident Insurance
                                                                                       Company from 1987
                                                                                       through 1994.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International         - Andrew F. Wilson           Mr. Wilson, a Managing
                                                            Managing Director and      Director and senior
                                                            Senior Portfolio Manager   portfolio manager for
                                                                                       international fixed
                                                                                       income in the London
                                                                                       office, joined GSAM-
                                                                                       International in
                                                                                       December 1995 as an
                                                                                       Executive Director and
                                                                                       portfolio manager.

                                                          - James Cielinski            Mr. Cielinski, an
                                                            Portfolio Manager          Executive Director,
                                                                                       joined GSAM-
                                                                                       International in 1998
                                                                                       as a portfolio
                                                                                       manager. Prior to his
                                                                                       current position, he
                                                                                       spent five years at
                                                                                       Utah Retirement
                                                                                       Systems, where he
                                                                                       managed the fixed
                                                                                       income group.

                                                          - Philip Gardner             Mr. Gardner, an
                                                            Portfolio Manager          Executive Director,
                                                                                       joined GSAM-
                                                                                       International in 1997
                                                                                       as a portfolio
                                                                                       manager. Prior to his
                                                                                       current position, he
                                                                                       spent eight years at
                                                                                       Macquarie Bank in
                                                                                       Australia where he was
                                                                                       responsible for
                                                                                       managing the bank's
                                                                                       currency overlay
                                                                                       service and fixed
                                                                                       income portfolios.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - Philip Moffitt             Mr. Moffitt, an
                                                            Portfolio Manager          Executive Director and
                                                                                       Senior Currency
                                                                                       Portfolio Manager,
                                                                                       joined GSAM-
                                                                                       International in 1999
                                                                                       as a portfolio
                                                                                       manager. Prior to his
                                                                                       current position, he
                                                                                       worked for three years
                                                                                       as a proprietary
                                                                                       trader for Tokai Asia
                                                                                       Ltd. in Hong Kong.
                                                                                       Before that, Mr.
                                                                                       Moffitt spent ten
                                                                                       years with Bankers
                                                                                       Trust Asset Management
                                                                                       in Australia, where he
                                                                                       was a Managing
                                                                                       Director responsible
                                                                                       for all active global
                                                                                       fixed income funds as
                                                                                       well as a member of
                                                                                       the Asset Allocation
                                                                                       Committee.

                                                          - Kevin Zhao                 Mr. Zhao, an Executive
                                                            Executive Director and     Director and Portfolio
                                                            Portfolio Manager          Manager, joined GSAM-
                                                                                       International in
                                                                                       December 1994 as an
                                                                                       associate and
                                                                                       portfolio manager. He
                                                                                       became an Executive
                                                                                       Director in 1996.
-------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                     - John W. Risner             Mr. Risner joined
                                                            Vice President and         SAAMCo in 1997 as a
                                                            Portfolio Manager          Vice President and
                                                                                       portfolio manager.
                                                                                       Prior to joining
                                                                                       SAAMCo, he served as
                                                                                       Senior Portfolio
                                                                                       Manager of the Value
                                                                                       Line Aggressive Income
                                                                                       Trust and the Value
                                                                                       Line Convertible Fund
                                                                                       from 1992 to 1997.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 Worldwide High Income         MSAM                       - Robert Angevine            Mr. Angevine is a
 Portfolio                                                  Principal and Portfolio    Principal of MSAM and
                                                            Manager                    has been a portfolio
                                                                                       manager of MSAM's
                                                                                       high-yield investments
                                                                                       since he joined MSAM
                                                                                       in 1988.

                                                          - Gordon W. Loery            Mr. Loery is a
                                                            Principal and Portfolio    Principal and
                                                            Manager                    Portfolio Manager of
                                                                                       MSAM. Mr. Loery joined
                                                                                       Morgan Stanley & Co.
                                                                                       Incorporated (Morgan
                                                                                       Stanley), a MSAM
                                                                                       affiliate in 1990 as a
                                                                                       fixed income analyst
                                                                                       and has been a
                                                                                       Portfolio Manager with
                                                                                       MSAM's affiliate
                                                                                       Miller Anderson &
                                                                                       Sherrerd, LLP (MAS)
                                                                                       since 1996.

                                                          - Stephen F. Esser           Mr. Esser is a
                                                            Managing Director and      Managing Director of
                                                            Portfolio Manager          MSAM and has been a
                                                                                       Portfolio Manager with
                                                                                       MAS since 1988.

                                                          - Deanna L. Loughnane        Ms. Loughnane joined
                                                            Principal and Portfolio    MAS in 1997 as a
                                                            Manager                    Financial Analyst.
                                                                                       Prior to that, she
                                                                                       served as a Vice
                                                                                       President and Senior
                                                                                       Corporate Bond Analyst
                                                                                       for Putnam Investments
                                                                                       from 1993 to 1997.

                                                          - Abigail McKenna            Ms. McKenna is a
                                                            Principal and Portfolio    Principal of MSAM and
                                                            Manager                    Portfolio Manager of
                                                                                       emerging markets debt
                                                                                       portfolios. From 1995
                                                                                       to 1996, Ms. McKenna
                                                                                       was a Senior Portfolio
                                                                                       Manager at MetLife
                                                                                       Investment Management
                                                                                       Corp. Ms. McKenna
                                                                                       joined the firm in
                                                                                       1996.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                     - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                  Senior Vice President and  portfolio manager with
                                                            Portfolio Manager          SAAMCo since 1996. He
                                                                                       joined SAAMCo in 1993
                                                                                       as an equity analyst.
-------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                        - David M. Calabro           Mr. Calabro joined MFS
                                                            Senior Vice President and  in 1992 as a Vice
                                                            Portfolio Manager          President and equity
                                                                                       analyst. He became a
                                                                                       portfolio manager in
                                                                                       1993 and was promoted
                                                                                       to Senior Vice
                                                                                       President in 1998.

                                                          - David S. Kennedy           Mr. Kennedy, the
                                                            Senior Vice President and  manager of the
                                                            Portfolio Manager          Portfolio's fixed
                                                                                       income securities,
                                                                                       joined MFS in 2000 as
                                                                                       a Senior Vice
                                                                                       President and
                                                                                       Portfolio Manager.
                                                                                       Prior to joining MFS,
                                                                                       Mr. Kennedy was a
                                                                                       fixed income portfolio
                                                                                       manager and research
                                                                                       analyst with Harbor
                                                                                       Capital Management
                                                                                       Company from 1994 to
                                                                                       2000.

                                                          - Constantinos G. Mokas      Mr. Mokas, manager of
                                                            Senior Vice President and  the Portfolio's equity
                                                            Portfolio Manager          portion, joined MFS in
                                                                                       1990 as a research
                                                                                       analyst. He was
                                                                                       promoted to Assistant
                                                                                       Vice President in
                                                                                       1994, Vice President
                                                                                       in 1996 and portfolio
                                                                                       manager in 1998.

                                                          - Lisa B. Nurme              Ms. Nurme, a manager
                                                            Senior Vice President and  of the Portfolio's
                                                            Portfolio Manager          equity portion, became
                                                                                       a portfolio manager in
                                                                                       1995 and was promoted
                                                                                       to Senior Vice
                                                                                       President in 1998.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - Kenneth J. Enright         Mr. Enright, a manager
                                                            Senior Vice President      of the Portfolio's
                                                            and Portfolio Manager      equity portion, joined
                                                                                       MFS in 1986 as a
                                                                                       research analyst. He
                                                                                       became an Assistant
                                                                                       Vice President in
                                                                                       1987, Vice President
                                                                                       in 1988, portfolio
                                                                                       manager in 1993 and
                                                                                       Senior Vice President
                                                                                       in 1999.
-------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    GSAM                       - Meera Mayer                Ms. Mayer joined GSAM
                                                            Vice President and Senior  as a senior portfolio
                                                            Portfolio Manager          manager in November
                                                            (value portion)            1999. From July 1999
                                                                                       to November 1999, she
                                                                                       worked at Oppenheimer
                                                                                       Funds as a senior
                                                                                       equity analyst. From
                                                                                       1995 to March 1999,
                                                                                       she worked at Spears,
                                                                                       Benzak, Salomon and
                                                                                       Farrell as a managing
                                                                                       director and portfolio
                                                                                       manager.

                                                          - Eileen Rominger            Ms. Rominger joined
                                                            Managing Director          GSAM as a senior
                                                            and Senior Portfolio       portfolio manager in
                                                            Manager                    1999. From 1981 to
                                                            (value portion)            1999 she was employed
                                                                                       at Oppenheimer
                                                                                       Capital, most recently
                                                                                       as a senior portfolio
                                                                                       manager.

                                                          - George D. Adler            Mr. Adler joined GSAM
                                                            Vice President and Senior  as a portfolio manager
                                                            Portfolio Manager          in 1997. From 1990 to
                                                            (growth portion)           1997, he was a
                                                                                       portfolio manager at
                                                                                       Liberty Investment
                                                                                       Management, Inc.
                                                                                       ("Liberty").

                                                          - Steve Barry                Mr. Barry joined GSAM
                                                            Vice President and Senior  as a portfolio manager
                                                            Portfolio Manager          in 1999. From 1988 to
                                                            (growth portion)           1999, he was a
                                                                                       portfolio manager at
                                                                                       Alliance Capital
                                                                                       Management.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - Kenneth T. Berents         Mr. Berents joined
                                                            Managing Director and      GSAM as a portfolio
                                                            Senior Portfolio Manager   manager in 2000. From
                                                            (growth portion)           1992 to 1999, he was
                                                                                       Director of Research
                                                                                       and head of the
                                                                                       Investment Committee
                                                                                       at Wheat First Union.

                                                          - Robert G. Collins          Mr. Collins joined
                                                            Managing Director and      GSAM as a portfolio
                                                            Senior Portfolio Manager   manager in 1997. From
                                                            (growth portion)           1991 to 1997, he was a
                                                                                       portfolio manager at
                                                                                       Liberty.

                                                          - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                            Managing Director and      as a senior portfolio
                                                            Senior Portfolio Manager   manager and Chief
                                                            (growth portion)           Investment Officer of
                                                                                       the Growth Equity Team
                                                                                       in 1997. From 1994 to
                                                                                       1997, he was the Chief
                                                                                       Investment Officer and
                                                                                       Chairman at Liberty.
                                                                                       He was a portfolio
                                                                                       manager and president
                                                                                       at Liberty's
                                                                                       predecessor firm,
                                                                                       Eagle Asset Management
                                                                                       ("Eagle"), from 1984
                                                                                       to 1994.

                                                          - Gregory H. Ekizian         Mr. Ekizian joined
                                                            Managing Director and      GSAM as a portfolio
                                                            Senior Portfolio Manager   manager and Co-Chair
                                                            (growth portion)           of the Growth Equity
                                                                                       Investment Committee
                                                                                       in 1997. From 1990 to
                                                                                       1997, he was a
                                                                                       portfolio manager at
                                                                                       Liberty and its
                                                                                       predecessor firm,
                                                                                       Eagle.

                                                          - Scott Kolar                Mr. Kolar joined GSAM
                                                            Vice President and         as an equity analyst
                                                            Portfolio Manager          in 1977 and became a
                                                                                       portfolio manager in
                                                                                       1999. From 1994 to
                                                                                       1997, he was an equity
                                                                                       analyst and
                                                                                       information systems
                                                                                       specialist at Liberty.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - David G. Shell             Mr. Shell joined GSAM
                                                            Managing Director and      as a Vice President
                                                            Senior Portfolio Manager   and portfolio manager
                                                            (growth portion)           in 1997. From 1987 to
                                                                                       1997, he was a
                                                                                       portfolio manager at
                                                                                       Liberty and its
                                                                                       predecessor firm,
                                                                                       Eagle.

                                                          - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                            Vice President and Senior  GSAM as a portfolio
                                                            Portfolio Manager          manager in 1997. From
                                                            (equity portion)           1992 to 1997, he was a
                                                                                       portfolio manager at
                                                                                       Liberty.

                                                          - Jonathan A. Beinner        Mr. Beinner has been
                                                            Managing Director and      Managing Director of
                                                            Head U.S. Fixed Income     GSAM's U.S. Fixed
                                                            (fixed income portion)     Income Department
                                                                                       since 1997. He joined
                                                                                       the Fixed Income Group
                                                                                       in 1990 as an
                                                                                       associate portfolio
                                                                                       manager.
-------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                  - Adrian G. Davies           Mr. Davies joined
                                                            Senior Investment Analyst  Federated in August
                                                            and Portfolio Manager      1999 as an Investment
                                                                                       Analyst and was named
                                                                                       Senior Investment
                                                                                       Analyst/Portfolio
                                                                                       Manager in August
                                                                                       2000. Prior to joining
                                                                                       Federated, Mr. Davies
                                                                                       was an Investment
                                                                                       Analyst/Manager with
                                                                                       Shenyin Wanguo
                                                                                       Securities (H.K.) Ltd.
                                                                                       from 1994 through
                                                                                       1997.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - John L. Nichol             Mr. Nichol joined
                                                            Assistant Vice President   Federated in September
                                                            and Senior Investment      2000 as an Assistant
                                                            Analyst                    Vice President/Senior
                                                                                       Investment Analyst.
                                                                                       Prior to joining
                                                                                       Federated, Mr. Nichol
                                                                                       was a portfolio
                                                                                       manager for the Public
                                                                                       Employees Retirement
                                                                                       System of Ohio from
                                                                                       1992 through August
                                                                                       2000.
-------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                   - Michael R. Baldwin         Mr. Baldwin joined the
                                                            Portfolio Manager and      company in 1989 as a
                                                            Senior Vice President      research analyst. He
                                                                                       became a portfolio
                                                                                       manager in 1991 and
                                                                                       was promoted to Senior
                                                                                       Vice President and
                                                                                       Associate Director of
                                                                                       Research in 1996.
-------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                  - Kevin R. McCloskey         Mr. McCloskey, who
                                                            Co-Portfolio Manager and   joined Federated in
                                                            Vice President             1999 as a portfolio
                                                                                       manager, is a Vice
                                                                                       President. From
                                                                                       September 1994 to July
                                                                                       1999, he served as a
                                                                                       portfolio manager, and
                                                                                       from January 1994 to
                                                                                       September 1994, he
                                                                                       served as an
                                                                                       investment/quantitative
                                                                                       analyst at Killian
                                                                                       Asset Management
                                                                                       Corporation. Mr.
                                                                                       McCloskey is a
                                                                                       Chartered Financial
                                                                                       Analyst.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - Michael P. Donnelly        Mr. Donnelly joined
                                                            Co-Portfolio Manager and   Federated in 1989 as
                                                            Senior Vice President      an Investment Analyst
                                                                                       and has been a
                                                                                       Portfolio Manager
                                                                                       since 1993. He served
                                                                                       as an Assistant Vice
                                                                                       President of an
                                                                                       affiliate of Federated
                                                                                       from 1992 to 1994, a
                                                                                       Vice President from
                                                                                       1994 to 1999, and a
                                                                                       Senior Vice President
                                                                                       since 1999.
-------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis Selected             - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                  Portfolio Manager          employed by Davis
                                                                                       Selected since 1989 as
                                                                                       a research analyst,
                                                                                       assistant portfolio
                                                                                       manager, co-portfolio
                                                                                       manager, and portfolio
                                                                                       manager.
                                                          - Kenneth C. Feinberg        Mr. Feinberg has been
                                                            Portfolio Manager          employed by Davis
                                                                                       Selected since 1994 as
                                                                                       a research analyst,
                                                                                       assistant portfolio
                                                                                       manager, and portfolio
                                                                                       manager.
-------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                     - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                  Senior Vice President and  portfolio manager with
                                                            Portfolio Manager          SAAMCo since 1996. He
                                                                                       joined SAAMCo in 1993
                                                                                       as an equity analyst.
-------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                   - James G. Reilly            Mr. Reilly joined the
                                                            Executive Vice President   company in 1984 as a
                                                            and Portfolio Manager      research analyst. He
                                                                                       became a portfolio
                                                                                       manager in 1993 and
                                                                                       was promoted to an
                                                                                       Executive Vice
                                                                                       President in 1999.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 MFS Growth and Income         MFS                        - John D. Laupheimer, Jr.    Mr. Laupheimer joined
 Portfolio                                                  Senior Vice President and  MFS in 1981 as a
                                                            Portfolio Manager          research analyst. He
                                                                                       became an Investment
                                                                                       Officer in 1988,
                                                                                       Assistant Vice
                                                                                       President in 1984,
                                                                                       Vice President in
                                                                                       1986, portfolio
                                                                                       manager in 1987,
                                                                                       Senior Vice President
                                                                                       in 1995 and Director
                                                                                       of Equity Research in
                                                                                       1999.

                                                          - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                            Senior Vice President and  in 1986 as a research
                                                            Portfolio Manager          analyst. He became an
                                                                                       Assistant Vice
                                                                                       President in 1987,
                                                                                       Vice President in
                                                                                       1988, portfolio
                                                                                       manager in 1995 and
                                                                                       Senior Vice President
                                                                                       in 1999.
-------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio       Putnam                     - C. Beth Cotner             Ms. Cotner joined the
                                                            Managing Director and      company in 1995 as
                                                            Chief Investment Officer   Senior Vice President
                                                                                       and Senior Portfolio
                                                                                       Manager. Prior to that
                                                                                       time, she was an
                                                                                       Executive Vice
                                                                                       President of Kemper
                                                                                       Financial Services
                                                                                       from 1984 to 1995.

                                                          - Richard England            Mr. England joined the
                                                            Senior Vice President and  company in 1992 as a
                                                            Senior Portfolio Manager   Global Equity Analyst.
                                                                                       In 1994, he was
                                                                                       promoted to Associate
                                                                                       Director of Research
                                                                                       and then joined the
                                                                                       Growth Equity Team in
                                                                                       1996 as a Senior
                                                                                       Portfolio Manager.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
                                                          - Manuel H. Weiss            Mr. Weiss joined the
                                                            Senior Vice President and  company in 1987 as a
                                                            Senior Portfolio Manager   portfolio manager to
                                                                                       head the quantitative
                                                                                       effort in the
                                                                                       development of the
                                                                                       Core Growth Equity
                                                                                       product.

                                                          - David J. Santos            Mr. Santos joined the
                                                            Senior Vice President and  company in 1986 as a
                                                            Portfolio Manager          Pricing Operations
                                                                                       Manager and moved to
                                                                                       the investment
                                                                                       management side in
                                                                                       1991. He became a
                                                                                       portfolio manager in
                                                                                       1992.
-------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis Selected             - Andrew A. Davis            Mr. Davis has been
                                                            Portfolio Manager          employed by Davis
                                                                                       Selected since 1994 as
                                                                                       a research analyst,
                                                                                       assistant portfolio
                                                                                       manager, co-portfolio
                                                                                       manager and portfolio
                                                                                       manager.
-------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                        - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                  Senior Vice President and  as a research analyst
                                                            Portfolio Manager          in 1989. He was named
                                                                                       investment officer in
                                                                                       1990, Assistant Vice
                                                                                       President in 1991,
                                                                                       Vice President in
                                                                                       1992, portfolio
                                                                                       manager in 1998 and
                                                                                       Senior Vice President
                                                                                       in 1999.

                                                          - David E. Sette-Ducati      Mr. Sette-Ducati
                                                            Senior Vice President and  joined MFS in 1995 as
                                                            Portfolio Manager          a research analyst. He
                                                                                       became an Investment
                                                                                       Officer in 1997, Vice
                                                                                       President in 1999,
                                                                                       portfolio manager in
                                                                                       February 2000 and
                                                                                       Senior Vice President
                                                                                       in March 2001.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                     - Donna M. Calder            Ms. Calder joined the
                                                            Senior Vice President and  firm in 1998 as a Vice
                                                            Portfolio Manager          President and
                                                                                       portfolio manager and
                                                                                       was named Senior Vice
                                                                                       President in February
                                                                                       2001. Prior to joining
                                                                                       SAAMCo, she was the
                                                                                       founder and General
                                                                                       Partner of Manhattan
                                                                                       Capital Partners, L.P.
                                                                                       from 1991 to 1995.
-------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                     - Colin Moore                Mr. Moore, who joined
 Income Portfolio                                           Chief Investment Officer   Putnam in 2000, is
                                                            and Managing Director      Managing Director and
                                                                                       Chief Investment
                                                                                       Officer of the Global
                                                                                       Value Equity Group. He
                                                                                       is also a member of
                                                                                       Putnam's Executive
                                                                                       Committee. Prior to
                                                                                       joining Putnam, he was
                                                                                       Chief Investment
                                                                                       Officer at Rockefeller
                                                                                       & Co., Inc. from 1993
                                                                                       to 2000.

                                                          - George W. Stairs           Mr. Stairs joined
                                                            Senior Vice President and  Putnam as a Global
                                                            Portfolio Manager          Equity research
                                                                                       analyst in 1994. In
                                                                                       1997, he became a
                                                                                       Senior Vice President
                                                                                       and Portfolio Manager.
                                                                                       Mr. Stairs was an
                                                                                       Associate at Value
                                                                                       Quest Ltd. from 1992
                                                                                       to 1994.
-------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                   - Stephen Beinhacker         Mr. Beinhacker joined
                                                            Portfolio Manager,         the company in 1992 as
                                                            Director and Senior Vice   Director of
                                                            President                  International
                                                                                       Quantitative Stock
                                                                                       Analysis and portfolio
                                                                                       manager. He was
                                                                                       promoted to Senior
                                                                                       Vice President in
                                                                                       1998.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                            NAME AND TITLE OF              EXPERIENCE
                                      ADVISER/             PORTFOLIO MANAGER (AND/
                                     SUBADVISER              OR MANAGEMENT TEAM)
-------------------------------------------------------------------------------------------------------------
 International Diversified     MSAM                       - Barton Biggs               Mr. Biggs joined
 Equities Portfolio                                         Chairman, Director,        Morgan Stanley in 1975
                                                            Managing Director and      and is currently
                                                            Portfolio Manager          Chairman, a Director
                                                                                       and a Managing
                                                                                       Director of MSAM.

                                                          - Ann Thivierge              Ms. Thivierge joined
                                                            Managing Director and      MSAM in 1986 and is
                                                            Portfolio Manager          currently a Managing
                                                                                       Director.
-------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                     - Thomas R. Haslett          Mr. Haslett joined
                                                            Managing Director, Chief   Putnam as Managing
                                                            Investment Officer and Co- Director, Chief
                                                            Portfolio Manager          Investment Officer and
                                                                                       portfolio manager in
                                                                                       1996. He was a
                                                                                       Managing Director of
                                                                                       Montgomery Asset
                                                                                       Management, Ltd. from
                                                                                       1992 to 1996.

                                                          - J. Peter Grant             Mr. Grant joined
                                                            Senior Vice President and  Putnam in 1973 as a
                                                            Co-Portfolio Manager       Vice President and
                                                                                       research analyst. He
                                                                                       became a portfolio
                                                                                       manager in 1974 and a
                                                                                       Senior Vice President
                                                                                       in 1997.
-------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS*

--------------------------------------------------------------------------------


The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.


                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Cash Management Portfolio

   11/30/96                                               $10.70      $0.53         $(0.02)        $ 0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51
   1/31/01                                                 10.94       0.66          (0.02)          0.64

   Corporate Bond Portfolio

   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   1/31/00                                                 11.99       0.81          (1.15)         (0.34)
   1/31/01                                                 11.12       0.89          (0.02)          0.87

   Global Bond Portfolio

   11/30/96                                                11.02       0.59           0.54           1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   1/31/00                                                 11.95       0.42          (0.66)         (0.24)
   1/31/01                                                 10.83       0.45           0.63           1.08

   High-Yield Bond Portfolio

   11/30/96                                                10.53       0.98           0.48           1.46
   11/30/97                                                11.04       1.04           0.48           1.52
   11/30/98                                                11.82       1.14          (1.24)         (0.10)
   1/31/99#                                                10.98       0.18          (0.02)          0.16
   1/31/00                                                 11.14       1.09          (0.55)          0.54
   1/31/01                                                 10.54       1.09          (1.44)         (0.35)

   Worldwide High Income Portfolio

   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   1/31/00                                                 10.12       1.13           0.67           1.80
   1/31/01                                                 10.59       1.12          (0.76)          0.36

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Cash Management Portfolio

   11/30/96                                            $      (0.45)     $   --      $10.76      4.92%    $ 91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   1/31/01                                                    (0.45)         --       11.13      5.95      404,005

   Corporate Bond Portfolio

   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   1/31/01                                                    (0.77)         --       11.22      8.11      199,334

   Global Bond Portfolio

   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   1/31/01                                                    (0.70)         --       11.21     10.35      139,528

   High-Yield Bond Portfolio

   11/30/96                                                   (0.95)         --       11.04     14.86      113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   1/31/00                                                    (1.14)         --       10.54      5.09      310,032
   1/31/01                                                    (1.11)         --        9.08     (3.44)     299,534

   Worldwide High Income Portfolio

   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404
   1/31/01                                                    (1.21)         --        9.74      3.67      117,236

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                         ENDED                           ASSETS           NET ASSETS    TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio

   11/30/96                                                 0.62%            4.90%          --%
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                 0.62+            5.02+          --
   1/31/00                                                  0.53             4.82           --
   1/31/01                                                  0.52             5.83           --

   Corporate Bond Portfolio

   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                 0.80+            6.16+           4
   1/31/00                                                  0.71             7.05           37
   1/31/01                                                  0.69             7.99           36

   Global Bond Portfolio

   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                 0.97+            3.65+          30
   1/31/00                                                  0.84             3.68          189
   1/31/01                                                  0.81(1)          4.07(1)       202

   High-Yield Bond Portfolio

   11/30/96                                                 0.77             9.41          107
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                 0.72+            9.71+          17
   1/31/00                                                  0.67            10.00          105
   1/31/01                                                  0.71(1)         10.98(1)       106

   Worldwide High Income Portfolio

   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.09(1)          8.89(1)       158
   1/31/99#                                                 1.12+(1)         9.56+(1)       12
   1/31/00                                                  1.14(1)         10.66(1)       116
   1/31/01                                                  1.10            10.84          158


---------------


    *Calculated based upon average shares outstanding



    ** After fee waivers and expense reimbursements by the investment adviser



    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.



    # The Portfolio changed its fiscal year ended from November 30 to January
    31.



    + Annualized



    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and January 31, 2001, respectively.



    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                       EXPENSES
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------
    Cash Management..............................  0.62%   0.63%   0.58%    0.62%    0.53%    0.52%
    Corporate Bond...............................  0.97    0.91    0.77     0.80     0.71     0.69
    Global Bond..................................  0.89    0.90    0.85     0.97     0.84     0.81
    High-Yield Bond..............................  0.77    0.75    0.69     0.72     0.67     0.71
    Worldwide High Income........................  1.18    1.10    1.09     1.12     1.14     1.10

                                                              NET INVESTMENT INCOME (LOSS)
                                                   --------------------------------------------------
                                                   11/96    11/97    11/98   1/99+     1/00     1/01
                                                   --------------------------------------------------
    Cash Management..............................  4.90%     5.06%   4.97%    5.02%    4.82%    5.83%
    Corporate Bond...............................  6.11      6.99    6.61     6.16     7.05     7.99
    Global Bond..................................  5.44      4.70    4.27     3.65     3.68     4.07
    High-Yield Bond..............................  9.41      9.26    9.75     9.71    10.00    10.98
    Worldwide High Income........................  10.45     7.58    8.89     9.56    10.66    10.84

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------
   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          $10.00      $0.10        $  1.03        $  1.13
   11/30/97                                           11.13       0.23           2.15           2.38
   11/30/98                                           13.45       0.30           2.33           2.63
   1/31/99#                                           15.61       0.05           1.58           1.63
   1/31/00                                            17.24       0.36           1.80           2.16
   1/31/01                                            19.06       0.36          (1.46)         (1.10)

   MFS Total Return Portfolio

   11/30/96                                           12.48       0.34           1.31           1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   1/31/00                                            15.84       0.48          (0.38)          0.10
   1/31/01                                            13.88       0.51           2.37           2.88

   Asset Allocation Portfolio

   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   1/31/00                                            15.03       0.40           0.37           0.77
   1/31/01                                            14.52       0.41           0.36           0.77

   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   1/31/00                                            14.57       0.48           0.23           0.71
   1/31/01                                            14.42       0.39          (1.83)         (1.44)

   Growth-Income Portfolio

   11/30/96                                           13.71       0.18           3.48           3.66
   11/30/97                                           16.82       0.17           4.69           4.86
   11/30/98                                           20.82       0.17           4.33           4.50
   1/31/99#                                           24.23       0.02           3.63           3.65
   1/31/00                                            27.88       0.16           4.75           4.91
   1/31/01                                            31.24       0.19          (0.65)         (0.46)

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------
   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                       $          --      $    --     $11.13     11.30%    $ 10,224
   11/30/97                                               (0.04)       (0.02)     13.45     21.48       44,621
   11/30/98                                               (0.11)       (0.36)     15.61     19.81      149,242
   1/31/99#                                                  --           --      17.24     10.44      194,878
   1/31/00                                                (0.12)       (0.22)     19.06     12.76      509,054
   1/31/01                                                (0.22)       (0.10)     17.64     (5.88)     575,039

   MFS Total Return Portfolio

   11/30/96                                               (0.19)       (0.31)     13.63     13.75       70,021
   11/30/97                                               (0.23)       (0.41)     14.75     13.52       95,721
   11/30/98                                               (0.31)       (1.40)     14.96     13.54      131,440
   1/31/99#                                                  --           --      15.84      5.88      145,332
   1/31/00                                                (0.29)       (1.77)     13.88      0.29      208,919
   1/31/01                                                (0.37)       (0.10)     16.29     20.94      303,278

   Asset Allocation Portfolio

   11/30/96                                               (0.31)       (0.39)     14.52     20.27      316,388
   11/30/97                                               (0.40)       (0.90)     16.21     21.97      526,585
   11/30/98                                               (0.35)       (1.61)     14.81      2.85      713,045
   1/31/99#                                                  --           --      15.03      1.49      724,516
   1/31/00                                                (0.48)       (0.80)     14.52      5.51      699,063
   1/31/01                                                (0.43)       (0.31)     14.55      5.38      653,310

   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                                  --           --      10.75      7.50        6,299
   11/30/97                                               (0.09)       (0.02)     12.91     21.26       24,366
   11/30/98                                               (0.16)       (0.33)     14.46     15.98       68,049
   1/31/99#                                                  --           --      14.57      0.76       77,323
   1/31/00                                                (0.24)       (0.62)     14.42      5.01      120,159
   1/31/01                                                (0.38)       (0.21)     12.39    (10.27)     112,682

   Growth-Income Portfolio

   11/30/96                                               (0.12)       (0.43)     16.82     27.41      325,463
   11/30/97                                               (0.13)       (0.73)     20.82     30.11      622,062
   11/30/98                                               (0.13)       (0.96)     24.23     21.91     1,019,590
   1/31/99#                                                  --           --      27.88     15.06     1,206,113
   1/31/00                                                (0.15)       (1.40)     31.24     18.37     1,828,340
   1/31/01                                                (0.13)       (1.60)     29.05     (1.63)    1,931,070

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET     AVERAGE      PORTFOLIO
                       ENDED                        ASSETS       NET ASSETS    TURNOVER
   ---------------------------------------------  --------------------------------------
   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          1.00%+(2)      1.92%+(2)      40%
   11/30/97                                          1.00           1.82          143
   11/30/98                                          0.78           2.10          111
   1/31/99#                                          0.75+(1)       1.72+(1)       26
   1/31/00                                           0.66           2.01          197
   1/31/01                                           0.64           1.87          333

   MFS Total Return Portfolio

   11/30/96                                          0.84           2.74          194
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   1/31/00                                           0.76(1)        3.17(1)       116
   1/31/01                                           0.74(1)        3.42(1)       111

   Asset Allocation Portfolio

   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                          0.66+          2.60+          30
   1/31/00                                           0.63           2.70          191
   1/31/01                                           0.64           2.75          172

   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                          1.05+(2)       4.41+(2)       24
   11/30/97                                          1.05(2)        3.15(2)        77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                          0.93+          3.02+          12
   1/31/00                                           0.84           3.31          121
   1/31/01                                           0.84(1)        2.81(1)       104

   Growth-Income Portfolio

   11/30/96                                          0.72           1.21           82
   11/30/97                                          0.65           0.89           44
   11/30/98                                          0.60           0.78           53
   1/31/99#                                          0.60+          0.55+          16
   1/31/00                                           0.56           0.56           43
   1/31/01                                           0.57           0.60           52


---------------


    * Calculated based upon average shares outstanding



    **  After fee waivers and expense reimbursements by the investment adviser



    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.



    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.



    +  Annualized



    (1)  Gross of custody credits of 0.01%



    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    --------------------------------------------   ----------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00   1/01    11/96    11/97   11/98   1/99+   1/00    1/01
                                    --------------------------------------------   ----------------------------------------------
    SunAmerica Balanced...........  1.43+%  1.00%   0.78%   0.75%   0.66%  0.64%    1.49+%  1.82%   2.10%   1.72%   2.01%    1.87%
    MFS Total Return..............  0.84    0.82    0.77    0.81    0.76   0.74     2.74    2.63    2.43    2.40    3.17     3.42
    Asset Allocation..............  0.74    0.68    0.64    0.66    0.63   0.64     3.66    2.88    3.15    2.60    2.70     2.75
    Telecom Utility...............  1.93+   1.24    1.01    0.93    0.84   0.84     3.53+   2.96    3.04    3.02    3.31     2.81
    Growth-Income.................  0.72    0.65    0.60    0.60    0.56   0.57     1.21    0.89    0.78    0.55    0.56     0.60

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   Federated Value Portfolio

   6/3/96-
   11/30/96                                     $10.00      $0.07         $ 1.01         $ 1.08     $         --      $   --
   11/30/97                                      11.08       0.13           2.72           2.85            (0.03)         --
   11/30/98                                      13.90       0.17           2.35           2.52            (0.06)      (0.30)
   1/31/99#                                      16.06       0.02           0.54           0.56               --          --
   1/31/00                                       16.62       0.20          (0.14)          0.06            (0.12)      (0.69)
   1/31/01                                       15.87       0.25           1.37           1.62            (0.17)      (0.60)

   Davis Venture Value Portfolio

   11/30/96                                      13.47       0.18           3.46           3.64            (0.09)      (0.12)
   11/30/97                                      16.90       0.19           4.73           4.92            (0.09)      (0.26)
   11/30/98                                      21.47       0.20           2.23           2.43            (0.12)      (0.68)
   1/31/99#                                      23.10       0.03           1.25           1.28               --          --
   1/31/00                                       24.38       0.13           3.06           3.19            (0.20)      (0.93)
   1/31/01                                       26.44       0.14           3.19           3.33            (0.12)      (0.28)

   "Dogs" of Wall Street Portfolio
   4/1/98-
   11/30/98                                      10.00       0.11          (0.30)         (0.19)              --          --
   1/31/99#                                       9.81       0.02          (0.23)         (0.21)              --          --
   1/31/00                                        9.60       0.21          (1.12)         (0.91)           (0.05)      (0.26)
   1/31/01                                        8.38       0.23           0.73           0.96            (0.22)      (0.10)

   Alliance Growth Portfolio

   11/30/96                                      15.63       0.08           4.07           4.15            (0.04)      (1.01)
   11/30/97                                      18.73       0.16           4.76           4.92            (0.05)      (1.04)
   11/30/98                                      22.56       0.07           7.77           7.84            (0.06)      (2.30)
   1/31/99#                                      28.04       0.00           7.22           7.22               --          --
   1/31/00                                       35.26      (0.04)          4.46           4.42            (0.05)      (3.05)
   1/31/01                                       36.58      (0.04)         (3.40)         (3.44)              --       (4.94)

   MFS Growth and Income Portfolio

   11/30/96                                      13.14       0.11           2.16           2.27            (0.11)      (0.91)
   11/30/97                                      14.39       0.11           2.48           2.59            (0.10)      (1.26)
   11/30/98                                      15.62       0.02           2.61           2.63            (0.12)      (2.76)
   1/31/99#                                      15.37       0.01           1.60           1.61               --          --
   1/31/00                                       16.98       0.10           0.11           0.21            (0.03)      (3.81)
   1/31/01                                       13.35       0.08           0.42           0.50            (0.08)         --

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------
   Federated Value Portfolio

   6/3/96-
   11/30/96                                $11.08        10.80%    $   12,460           1.05%+(1)     1.26%+(1)     30%
   11/30/97                                 13.90        25.75         59,024           1.03        1.03           46
   11/30/98                                 16.06        18.22        145,900           0.83        1.13           51
   1/31/99#                                 16.62         3.49        159,176           0.86+       0.75+           4
   1/31/00                                  15.87         0.17        208,488           0.77        1.17           34
   1/31/01                                  16.72        10.62        231,716           0.76        1.56           46

   Davis Venture Value Portfolio

   11/30/96                                 16.90        27.44        516,413           0.85        1.21           22
   11/30/97                                 21.47        29.62      1,140,053           0.79        0.98           22
   11/30/98                                 23.10        11.36      1,725,411           0.75        0.89           25
   1/31/99#                                 24.38         5.54      1,840,354           0.77+       0.86+           5
   1/31/00                                  26.44        13.42      2,303,994           0.74        0.51           23
   1/31/01                                  29.37        12.72      2,808,045           0.75        0.47           26

   "Dogs" of Wall Street Portfolio

   4/1/98-
   11/30/98                                  9.81        (1.90)        65,283           0.85+(1)     2.04+(1)      --
   1/31/99#                                  9.60        (2.14)        78,062           0.85+       0.93+          58
   1/31/00                                   8.38       (10.02)        98,924           0.67        2.11           51
   1/31/01                                   9.02        12.05         92,070           0.72        2.76           55

   Alliance Growth Portfolio

   11/30/96                                 18.73        28.05        381,367           0.71        0.51          121
   11/30/97                                 22.56        27.80        704,533           0.65        0.37          110
   11/30/98                                 28.04        35.92      1,396,140           0.58        0.27           90
   1/31/99#                                 35.26        25.75      1,864,924           0.63+      (0.01)+         11
   1/31/00                                  36.58        14.09      2,875,413           0.63      (0.11)           77
   1/31/01                                  28.20       (10.17)     2,810,098           0.64       (0.10)         101

   MFS Growth and Income Portfolio

   11/30/96                                 14.39        18.40        186,368           0.74        0.82          164
   11/30/97                                 15.62        19.78        218,496           0.73        0.77          217
   11/30/98                                 15.37        17.82        238,298           0.70        0.17          105
   1/31/99#                                 16.98        10.47        266,069           0.75+       0.38+          76
   1/31/00                                  13.35         1.77        337,222           0.75        0.66           64
   1/31/01                                  13.77         3.71        369,518           0.76        0.58           81


---------------


    *  Calculated based upon average shares outstanding



    **  After fee waivers and expense reimbursements by the investment adviser



    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.



    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.



    +  Annualized



    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                             EXPENSES
                                           ---------------------------------------------
                                           11/96   11/97   11/98   1/99+   1/00    1/01
                                           ---------------------------------------------
    Federated Value.....................   1.57%+  1.03%   0.83%   0.86%   0.77%   0.76%
    Davis Venture Value.................   0.85    0.79    0.75    0.77    0.74    0.75
    "Dogs" of Wall Street...............     --      --    0.92+   0.85    0.67    0.72
    Alliance Growth.....................   0.71    0.65    0.58    0.63    0.63    0.64
    MFS Growth and Income...............   0.74    0.73    0.70    0.75    0.75    0.76

                                                   NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------
                                          11/96   11/97   11/98   1/99+    1/00    1/01
                                          ----------------------------------------------
    Federated Value.....................  0.74%+  1.03%   1.13%    0.75%   1.17%    1.56%
    Davis Venture Value.................  1.21    0.98    0.89     0.86    0.51     0.47
    "Dogs" of Wall Street...............    --      --    1.97+    0.93    2.11     2.76
    Alliance Growth.....................  0.51    0.37    0.27    (0.01)   (0.11)  (0.10)
    MFS Growth and Income...............  0.82    0.77    0.17     0.38    0.66     0.58

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
   Putnam Growth Portfolio

   11/30/96                          $13.10       $   --         $ 2.61         $ 2.61     $         --      $   --      $15.71
   11/30/97                           15.71         0.03           3.93           3.96               --       (0.52)      19.15
   11/30/98                           19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                           20.21        (0.01)          3.33           3.32               --          --       23.53
   1/31/00                            23.53        (0.02)          3.76           3.74            (0.01)      (0.78)      26.48
   1/31/01                            26.48        (0.03)         (3.37)         (3.40)              --       (2.23)      20.85

   Real Estate Portfolio

   6/2/97-
   11/30/97                           10.00         0.16           1.37           1.53               --          --       11.53
   11/30/98                           11.53         0.45          (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                            9.88         0.09          (0.36)         (0.27)              --          --        9.61
   1/31/00                             9.61         0.39          (1.14)         (0.75)           (0.33)         --        8.53
   1/31/01                             8.53         0.39           1.84           2.23            (0.36)         --       10.40

   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                            10.00        (0.01)          5.84           5.83               --       (0.23)      15.60
   1/31/01                            15.60        (0.04)          3.76           3.72               --       (0.33)      18.99

   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                           10.00         0.02           0.34           0.36               --          --       10.36
   11/30/97                           10.36         0.01           1.40           1.41            (0.01)         --       11.76
   11/30/98                           11.76         0.04           0.52           0.56               --          --       12.32
   1/31/99#                           12.32           --           3.20           3.20               --          --       15.52
   1/31/00                            15.52           --           8.59           8.59            (0.03)      (1.36)      22.72
   1/31/01                            22.72         0.05          (3.09)         (3.04)              --       (1.96)      17.72

                                                  NET                               RATIO OF NET
                                                 ASSETS         RATIO OF             INVESTMENT
                                                 END OF        EXPENSES TO           INCOME TO
               PERIOD                TOTAL       PERIOD        AVERAGE NET            AVERAGE          PORTFOLIO
               ENDED               RETURN***    (000'S)          ASSETS              NET ASSETS        TURNOVER
   ------------------------------  -----------------------------------------------------------------------------

   Putnam Growth Portfolio

   11/30/96                          19.92%    $  160,073         0.90%                (0.02)%             63%
   11/30/97                          26.01        234,726         0.91                  0.18              125
   11/30/98                          22.56        398,863         0.86                  0.09               75
   1/31/99#                          16.43        494,813        0.86+                 (0.19)+             10
   1/31/00                           16.51        783,896         0.80                (0.09)               76
   1/31/01                          (13.68)       732,943         0.79                 (0.10)              84

   Real Estate Portfolio

   6/2/97-
   11/30/97                          15.30         29,565     1.25+(3)                  3.25+(3)            7
   11/30/98                         (13.04)        59,102         0.95                  4.21               26
   1/31/99#                          (2.73)        58,504         1.01+                 5.63+               6
   1/31/00                           (8.03)        53,766         0.92                  4.24               61
   1/31/01                           26.40         76,224         0.96                  4.05               28

   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                           58.26         81,636         1.15+(1)(3)          (0.13)+(1)(3)      108
   1/31/01                           23.97        367,523         0.82(2)              (0.20)(2)          146

   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                           3.60         35,124         1.05+(3)              0.46+(3)           47
   11/30/97                          13.62        103,603         0.90                 (0.13)             221
   11/30/98                           4.76        133,183         0.83                  0.32              268
   1/31/99#                          25.97        182,313         0.82+                 0.13+              29
   1/31/00                           60.62        450,073         0.75                  0.02              131
   1/31/01                          (14.88)       495,826         0.70                  0.23              263


---------------


    *  Calculated based upon average shares outstanding



    **  After fee waivers and expense reimbursements by the investment adviser



    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.



    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.



    +  Annualized



    (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.



    (2)  Gross of custody credits of 0.01%



    (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                          EXPENSES
                                        --------------------------------------------
                                        11/96   11/97   11/98   1/99+   1/00   1/01
                                        --------------------------------------------
    Putnam Growth....................   0.90%   0.91%   0.86%   0.86%   0.80%  0.79%
    Real Estate......................     --    1.36+   0.95    1.01    0.92   0.96
    MFS Mid-Cap Growth...............     --      --      --      --    1.19+  0.82
    Aggressive Growth................   1.09+   0.90    0.83    0.82    0.75   0.70

                                                  NET INVESTMENT INCOME(LOSS)
                                       -------------------------------------------------
                                       11/96   11/97   11/98   1/99+     1/00      1/01
                                       -------------------------------------------------
    Putnam Growth....................  (0.02)% 0.18%   0.09%   (0.19)%   (0.09)%   (0.10)%
    Real Estate......................    --    3.14+   4.21     5.63      4.24      4.05
    MFS Mid-Cap Growth...............    --      --      --       --     (0.17)+   (0.20)
    Aggressive Growth................   0.42+ (0.13)   0.32     0.13      0.02      0.23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS
                                                     ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                     VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED
                      PERIOD                       BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                       ENDED                       OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME      INVESTMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
   International Growth and Income Portfolio
   6/2/97-
   11/30/97                                         $10.00      $  0.03        $  0.38        $  0.41     $         --      $   --
   11/30/98                                          10.41         0.13           0.86           0.99            (0.03)      (0.06)
   1/31/99#                                          11.31           --           0.40           0.40            (0.02)      (0.19)
   1/31/00                                           11.50         0.15           1.97           2.12            (0.45)      (0.89)
   1/31/01                                           12.28         0.12           0.36           0.48            (0.12)      (0.13)

   Global Equities Portfolio
   11/30/96                                          13.06         0.14           2.19           2.33            (0.14)      (0.33)
   11/30/97                                          14.92         0.09           1.79           1.88            (0.13)      (0.69)
   11/30/98                                          15.98         0.07           2.40           2.47            (0.19)      (1.36)
   1/31/99#                                          16.90         0.00           1.71           1.71               --          --
   1/31/00                                           18.61         0.06           4.00           4.06            (0.21)      (1.37)
   1/31/01                                           21.09        (0.03)         (1.91)         (1.94)           (0.03)      (1.59)

   International Diversified Equities Portfolio
   11/30/96                                          10.15         0.05           1.43           1.48            (0.26)         --
   11/30/97                                          11.37         0.09           0.28           0.37            (0.31)      (0.10)
   11/30/98                                          11.33         0.15           1.93           2.08            (0.40)      (0.15)
   1/31/99#                                          12.86        (0.01)          0.22           0.21               --          --
   1/31/00                                           13.07         0.13           1.91           2.04            (0.21)      (0.08)
   1/31/01                                           14.82         0.11          (1.91)         (1.80)           (0.12)      (2.14)

   Emerging Markets Portfolio
   6/2/97-
   11/30/97                                          10.00         0.06          (2.03)         (1.97)              --          --
   11/30/98                                           8.03         0.04          (1.78)         (1.74)           (0.07)         --
   1/31/99#                                           6.22         0.01             --           0.01            (0.01)         --
   1/31/00                                            6.22        (0.03)          4.81           4.78               --          --
   1/31/01                                           11.00        (0.02)         (2.95)         (2.97)           (0.06)      (0.16)

                                                   NET                    NET                     RATIO OF NET
                                                  ASSET                  ASSETS      RATIO OF      INVESTMENT
                                                  VALUE                  END OF     EXPENSES TO    INCOME TO
                      PERIOD                      END OF     TOTAL       PERIOD     AVERAGE NET     AVERAGE      PORTFOLIO
                       ENDED                      PERIOD   RETURN***    (000'S)       ASSETS       NET ASSETS    TURNOVER
   ---------------------------------------------  ------------------------------------------------------------------------
   International Growth and Income Portfolio
   6/2/97-
   11/30/97                                       $10.41    $  4.10    $   42,844      1.60%+(2)      0.61%+(2)      19%
   11/30/98                                        11.31       9.58       128,344      1.46           1.12           51
   1/31/99#                                        11.50       3.56       142,497      1.46+         (0.10)+         10
   1/31/00                                         12.28      17.99       253,962      1.21           1.16           75
   1/31/01                                         12.51       3.95       342,114      1.18           0.95           80

   Global Equities Portfolio
   11/30/96                                        14.92      18.21       246,482      1.03           1.04           70
   11/30/97                                        15.98      13.30       341,639      0.95           0.58          115
   11/30/98                                        16.90      15.34       420,358      0.88           0.46           92
   1/31/99#                                        18.61      10.12       463,138      0.86+         (0.04)+         12
   1/31/00                                         21.09      23.67       632,495      0.84           0.30           94
   1/31/01                                         17.53      (9.29)      650,067      0.84          (0.15)          93

   International Diversified Equities Portfolio
   11/30/96                                        11.37      14.85       157,008      1.59           0.47           53
   11/30/97                                        11.33       3.52       248,927      1.35           0.82           56
   11/30/98                                        12.86      18.33       354,174      1.26           1.18           40
   1/31/99#                                        13.07       1.63       373,785      1.26+         (0.43)+          7
   1/31/00                                         14.82      15.85       464,988      1.22           0.95           65
   1/31/01                                         10.76     (12.71)      442,009      1.21           0.89           72

   Emerging Markets Portfolio
   6/2/97-
   11/30/97                                         8.03     (19.70)       19,979      1.90+(2)       1.33+(2)       49
   11/30/98                                         6.22     (21.86)       31,685      1.90(2)        0.61(2)        96
   1/31/99#                                         6.22       0.20        32,708      1.90+(2)       0.60+(2)       22
   1/31/00                                         11.00      76.86       102,740      1.90(1)(2)    (0.41)(1)(2)   145
   1/31/01                                          7.81     (26.87)       96,507      1.57          (0.22)         125


---------------


    * Calculated based upon average shares outstanding



    **  After fee waivers and expense reimbursements by the investment adviser



    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.



    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.



    +  Annualized



    (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.



    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00    1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                    ---------------------------------------------   ---------------------------------------------
    International Growth and
    Income........................    --%   2.02+%  1.46%   1.46%   1.21%   1.18%     --%   0.19+%  1.12%   (0.10)% 1.16%    0.95%
    Global Equities...............  1.03    0.95    0.88    0.86    0.84    0.84    1.04    0.58    0.46    (0.04)  0.30    (0.15)
    International Diversified
    Equities......................  1.59    1.35    1.26    1.26    1.22    1.21    0.47    0.82    1.18    (0.43)  0.95     0.89
    Emerging Markets..............    --    2.60+   2.01    2.29    1.91    1.57      --    0.63+   0.50    0.21    (0.42)  (0.22)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.


Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238